AMENDED AND RESTATED CUSTODIAL AGREEMENT THIS AMENDED AND RESTATED CUSTODIAL AGREEMENT (this “Agreement”) dated as of October 16, 2025, between WTI FUND X, INC. (the “Owner”) and COMPUTERSHARE TRUST COMPANY, N.A., (as successor to Wells Fargo Bank, National Association), as custodian (in such capacity, the “Custodian”) amends and restates in its entirety that certain Custodial Agreement dated as of April 29, 2021, between the Owner and the Custodian. W I T N E S S E T H: WHEREAS, the Owner has acquired or will acquire, from time to time, certain loans and other financings (the “Owner’s Assets”); WHEREAS, the Owner desires to deposit the proceeds from the Assets and other book- entry or certificated securities (the “Custodial Assets”) and certain certificates, assignment agreements and other documents related to the Assets (the “Documents” and together with the Custodial Assets, the “Assets”) with the Custodian to hold on the Owner’s behalf and to direct the Custodian with respect to the transfer and release thereof; NOW, THEREFORE, the parties hereto agree as follows: 1. (a) The Owner hereby appoints the Custodian as custodian of the Assets pursuant to the terms of this Agreement and the Custodian accepts such appointment. The Custodian hereby agrees to accept the Assets delivered to the Custodian by the Owner pursuant to the terms hereof, and agrees to hold, release and transfer the same in accordance with the provisions of this Agreement. The Custodian’s services hereunder shall be conducted through its Corporate Trust Services division (including, as applicable, any agents or Affiliates utilized thereby). There shall be, and hereby is, established by the Owner with the Custodian a non-interest bearing securities account which will be designated the “WTI FUND X, INC.- Custodial Account” (referred to herein as the “Custody Account”) and into which the Custodial Assets shall be held and which shall be governed by and subject to this Agreement. In addition, on and after the date hereof, the Custodian may establish any number of subaccounts to the Custody Account deemed necessary or appropriate by the Custodian and Owner in administering the Custody Account (each such subaccount, a “Subaccount” and collectively with the Custody Account, the “Account”). All Assets to be delivered in physical form to the Custodian shall be delivered to the address set forth in Section 12 hereof and all Assets to be delivered in book-entry form to the Custodian shall be delivered in accordance with delivery instructions separately provided by the Custodian. The Custodian shall not be responsible for any other assets of the Owner held or received by the Owner or others or any assets not delivered to Custodian as set forth herein and accepted by the Custodian as hereinafter provided. The Custodian shall have no obligation to accept or hold any security or other asset pursuant to the terms of this Agreement to the extent it reasonably determines that such security or asset does not fall within the definition of “Asset” or holding such security or asset would violate any law, rule, regulation or internal policy applicable to the Custodian. For the avoidance of doubt, other than delivery of the physical certificate in the possession of the Custodian to the Owner, the Custodian shall have no obligations in connection with the transfer or re-registration of any physical certificates representing Assets in connection with any transfer thereof and the Owner shall be responsible for all aspects of transferring re-registering such Assets. Assets or proceeds thereof shall be withdrawn from and credited to the Account only upon Proper Instructions pursuant to Section 4 hereof.

(b) On or prior to the date of delivery of any Document to the Custodian, the Owner shall deliver to the Custodian a checklist (the “Document Checklist”) which shall list each of the Documents being delivered to the Custodian, and whether each Document is an original or a copy. Within five (5) business days of its receipt of any Documents and the Document Checklist, the Custodian shall review the Documents delivered to it and confirm in writing that all Documents required to be delivered pursuant to the Document Checklist have been delivered and are in the possession of the Custodian. In the event any of the Documents identified on the Document Checklist are not delivered to the Custodian, the Custodian shall include as an attachment to such written confirmation an exception list identifying those Documents that have not been delivered to the Custodian. In order to facilitate the foregoing review by the Custodian, in connection with each delivery of Documents hereunder to the Custodian, the Owner shall provide to the Custodian an electronic file (in EXCEL or a comparable format acceptable to the Custodian) of the related Document Checklist that contains a list of all required Documents. For the avoidance of doubt, other than the foregoing, the Custodian shall not have any responsibility for reviewing any Documents. All Documents that are originals shall be kept in fire resistant vaults, rooms or cabinets. All Documents that are originals shall be placed together with an appropriate identifying label disclosing the security interest of the Secured Party and maintained in such a manner so as to permit retrieval and access. All Documents that are originals shall be clearly segregated from any other documents or instruments maintained by the Custodian. All Documents that are delivered to the Custodian in electronic format shall be saved and maintained in a manner so as to permit retrieval and access. Upon the Secured Party’s request with five business days’ prior written notice to the Custodian, the Documents shall be subject to the Secured Party’s inspection during normal business hours and at the expense of the Owner. (c) For the avoidance of doubt, the Account (including income, if any, earned on the investments of funds in such account) will be owned by the Owner, for federal income tax purposes. Such Owner is required to provide to the Custodian (i) an IRS Form W-9 or appropriate IRS Form W-8 no later than the date hereof, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of the Custodian as may be necessary (i) to reduce or eliminate the imposition of U.S. withholding taxes and (ii) to permit Custodian to fulfill its tax reporting obligations under applicable law with respect to the Account or any amounts paid to Owner. If any IRS form or other documentation previously delivered becomes obsolete or inaccurate in any respect, Owner shall timely provide to the Custodian accurately updated and complete versions of such IRS forms or other documentation. Computershare Trust Company, N.A., both in its individual capacity and in its capacity as Custodian, shall have no liability to Owner or any other person in connection with any tax withholding amounts paid or withheld from the Account pursuant to applicable law arising from Owner’s failure to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Account absent the Custodian having first received (i) the requisite Proper Instructions, and (ii) the IRS forms and other documentation required by this paragraph. (c) In the event the Custodian receives instructions from the Owner to effect a securities transaction as contemplated in 12 CFR 12.1, the Owner acknowledges that upon its written request and at no additional cost, it has the right to receive the notification from the Custodian after the completion of such transaction as contemplated in 12 CFR 12.4(a) or (b). The Owner agrees that, absent specific request, such notifications shall not be provided by the Custodian hereunder, and in lieu of such notifications, the Custodian shall make available periodic account statements in the manner required by this Agreement. 2. The Custodian shall not invest immediately available funds held hereunder in the absence of Proper Instructions and shall not be liable for not investing or reinvesting funds in accordance with this Agreement in the absence of Proper Instructions. In connection with investments of available cash pursuant to Proper Instructions, the Custodian may without liability use a broker-dealer of its own selection, including a broker-dealer owned by or affiliated with the Custodian or any of its affiliates. The Custodian is not responsible for the assets of the Owner which have been placed in accounts with brokers, prime brokers, counterparties, futures commission merchants and other intermediaries. The Custodian or any of its affiliates may receive reasonable compensation with respect to any such investment. It is expressly agreed and understood by the parties hereto that the Custodian shall not in any way whatsoever be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to this Agreement. 3. The Owner shall instruct the Custodian in writing with regard to (a) the exercise of any rights or remedies with respect to the Assets, including, without limitation, waivers and voting rights, and (b) taking any other action in connection with the Assets, including, without limitation, any purchase, sale, conversion, redemption, exchange, retention or other transaction relating to the Assets. In the absence of any instructions provided to the Custodian by the Owner, the Custodian shall have no obligation to take any action with respect to the Assets. Notwithstanding anything herein to the contrary, under no circumstances shall the Custodian be obligated to bring legal action or institute proceedings against any person on behalf of the Owner. 4. The Custodian shall hold the Assets in safekeeping and shall release and transfer same only in accordance with Proper Instructions. “Proper Instructions” shall mean written instructions or cabled, telexed, facsimile or electronically transmitted instructions in respect of any of the matters referred to in this Agreement purported to be signed (except in the case of electronically transmitted instructions) by one or more persons duly authorized to sign on behalf of the Owner as set forth in the Authorized Signers List on Exhibit A hereto (each such person (an “Authorized Signer”) and, in the case of electronically transmitted instructions, in accordance with such authentication procedures as may be agreed by the Custodian and the Owner from time to time, and in the case of any instructions to credit an Asset to the Accounts or to release any Asset from the Accounts, in accordance with the terms hereof. Any electronically delivered instructions, including by email or facsimile, received from or on behalf of any Authorized Signer, or any email or facsimile received from another individual on behalf of the Owner in which any Authorized Signers are also identified as copied, shall constitute Proper Instructions. Notwithstanding anything herein to the contrary, upon receipt of any cash distributions attributable to the Assets, until such time as the Custodian otherwise receives a Proper Instruction to the contrary, the Custodian is hereby instructed (such instruction a Proper Instruction hereunder) to remit such amounts pursuant to the following wire instructions: [Bank Name] [ABA #] [Account Name] [Account #] In addition, Proper Instructions may include instructions and directions given by electronic transmission administered by the Society for Worldwide Interbank Financial Telecommunication (“SWIFT

Messaging”), as well as certain other electronically transmitted instructions, such as FTP or other online portal. The Owner understands that the Custodian cannot determine the identity of the actual sender of Proper Instructions sent by SWIFT Messaging and such other methods of electronically transmitted instructions, and agrees that the Custodian may conclusively presume that such directions have been sent by an Authorized Signer. The Owner shall assure that only Authorized Signers shall transmit Proper Instructions from the Owner to the Custodian and shall safeguard the use and confidentiality of applicable user and authorization codes, passwords, and/or authentication keys upon receipt by the Owner. The Custodian shall not be liable for any losses, costs, or expenses arising directly or indirectly from the Custodian’s reliance upon and compliance with such instructions or directions given by SWIFT Messaging or any other electronically transmitted instructions for which the identity of the actual sender cannot be identified, including but not limited to any overdrafts. The Owner shall assume all risks arising out of the use of SWIFT Messaging and any other electronic transmission methods to submit instructions and directions to the Custodian, including without limitation the risk of the Custodian acting on unauthorized instructions and the risk of interception and misuse by third parties, shall fully inform itself of the protections and risks associated with transmitting instructions and directions to the Custodian by SWIFT Messaging and other electronic transmission methods. The Owner acknowledges that there may be more secure methods of transmitting instructions and directions than SWIFT Messaging and other electronic messaging. 5. The Custodian shall be obligated only for the performance of such duties as are specifically set forth in this Agreement and the Custodian shall satisfy those duties expressly set forth herein so long as it acts in good faith and without gross negligence or willful misconduct. The Custodian may rely and shall be protected in acting or refraining from acting on any written notice, request, waiver, consent or instrument believed by it to be genuine and to have been signed or presented by the proper party or parties. The Custodian shall have no duty to determine or inquire into the happening or occurrence of any event or contingency, and it is agreed that its duties are purely ministerial in nature. The Custodian may consult with and obtain advice from legal counsel as to any provision hereof or its duties hereunder and shall not be liable for action taken or omitted by it in good faith and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon. The Custodian shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby, except for actions arising from the gross negligence or willful misconduct of the Custodian. The Custodian shall have no liability for loss arising from any cause beyond its control, including but not limited to, acts of God, natural disasters, war, terrorism, civil unrest, any act or provision of any present or future law or regulation or governmental authority, labor disputes, disease, epidemic, pandemic, quarantine, national emergency, loss or malfunction of utilities or computer software or hardware, malware or ransomware attack, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility or the unavailability of any securities clearing system. Notwithstanding anything in this Agreement to the contrary, in no event shall the Custodian be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits). Without limiting the generality of the foregoing, the Custodian shall not be subject to any fiduciary or other implied duties and the Custodian shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to the parties hereto. It is the intention of the parties hereto that the Custodian shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder. The Custodian may exercise any of its rights or powers hereunder or perform any of its duties hereunder either directly or, by or through affiliates, agents or attorneys, and the Custodian shall not be responsible for any misconduct or negligence on the part of any non-affiliated agent or attorney appointed hereunder with due care by it.

The Custodian is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of this Agreement or any part hereof (except with respect to the Custodian's obligations hereunder) or for the transaction or transactions requiring or underlying the execution of this Agreement, the form or execution hereof or for the identity or authority of any person executing this Agreement or any part hereof (except with respect to the Custodian) or depositing the Assets. The Custodian shall not be deemed to have notice or knowledge of any matter hereunder unless written notice thereof is received by the Custodian. It is expressly acknowledged by the Owner that application and performance by the Custodian of its various duties hereunder may be based upon, and in reliance upon, data, information and notice provided to it by the Owner and/or any related bank agent, obligor or similar party with respect to the Assets, and the Custodian shall have no responsibility for the accuracy of any such information or data provided to it by such persons and shall be entitled to update its records (as it may deem necessary or appropriate). The Custodian shall not be liable for the actions or omissions of, or any inaccuracies in the records of, the Owner or any clearing agency or depository or any other Person and without limiting the foregoing, the Custodian shall not be under any obligation to monitor, evaluate or verify compliance by the Owner or any other Person with any agreement or applicable law. For the avoidance of doubt and notwithstanding anything herein to the contrary, the Owner agrees that the Custodian shall not have nor shall be implied to have any duties with respect to furnishing reports of the Owner or other information as contemplated by the Investment Advisors Act of 1940 (the “Act”) or Rule 206(4)-2 under the Act, and the Custodian shall only be obligated to furnish information to the Owner or to any third party to the extent directed by the Owner pursuant to Proper Instructions as set forth in this Agreement and agreed to by the Custodian, or as the Owner and Custodian may otherwise agree. 6. The Owner agrees to indemnify, defend and hold the Custodian, its officers, directors, employees and agents (collectively, “Indemnified Persons”) harmless from and against any and all losses, claims, damages, demands, expenses, costs, causes of action, judgments or liabilities that may be incurred by any Indemnified Person arising directly or indirectly out of or in connection with this Agreement, including the reasonable legal costs and expenses as such expenses are incurred (including, without limitation, the expenses of any experts, counsel or agents) of (a) investigating, preparing for or defending itself against any action , claim or liability in connection with its performance hereunder or thereunder or (b) enforcement of the Owner’s indemnification obligations hereunder. The Owner also hereby agrees to hold the Custodian harmless from any liability or loss resulting from any taxes or other governmental charges, and any expense related thereto, which may be imposed, or assessed with respect to any Assets in the Account and also agrees to hold the Custodian and its respective nominees harmless from any liability as record holder of Assets in the Account. The Owner may remit payment for expenses and indemnities owed to the Custodian hereunder or, in the absence thereof, the Custodian may from time to time deduct payment of such amounts from the Account. In no event, however, shall the Owner be obligated to indemnify any Indemnified Person and hold any Indemnified Person harmless if a court of competent jurisdiction determines, on a judgment not subject to appeal, that such losses, claims, damages, demands, expenses, costs, causes of action, judgments or liabilities were incurred by any Indemnified Person as a result of its own bad faith, willful misconduct or gross negligence. The provisions of this section shall survive the termination of this Agreement. 7. The Custodian shall be entitled to be paid by the Owner a fee as compensation for its services as set forth in the separate Fee Letter (the “Fee Letter”) agreed to by the parties hereto. Except as otherwise noted, this fee covers account acceptance, set up and termination expenses, plus usual and customary related administrative services such as safekeeping, investment, collection and distribution of assets, including normal record-keeping/reporting requirements. Any additional services beyond those specified in this Agreement, or activities requiring excessive administrator time or out-of-pocket expenses, shall be performed only after reasonable prior notice is given to the Custodian by the Owner and shall be deemed extraordinary expenses for which related costs, transaction charges and additional fees will be billed at the Custodian's standard charges for such items. The Owner agrees to pay or reimburse the Custodian for all out-of-pocket costs and expenses (including without limitation reasonable fees and expenses of legal counsel) incurred, and any disbursements and advances made, in connection with the preparation, negotiation or execution of this Agreement, or in connection with or pursuant to consummation of the transactions contemplated hereby, or the administration of this Agreement or performance by the Custodian of its duties and services under this Agreement. 8. If the Owner is unwilling or unable to pay the Custodian any amounts due hereunder or to indemnify any indemnified party hereunder, the Custodian may, in its sole discretion, withdraw any cash in the account and the Custodian shall apply such cash toward any fees, expenses and indemnities that it (or any indemnified party) may be due hereunder. The Owner hereby consents to and authorizes such action by the Custodian, and the Custodian shall have no liability for any action taken pursuant to this authorization. The Custodian agrees to provide Owner with written notice prior to taking any action pursuant to this Section 8. 9. The Custodian may at any time resign hereunder by giving written notice of its resignation to the Owner at least ninety (90) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, the Assets hereunder shall be delivered by it to such person as may be designated in writing by the Owner, whereupon all the Custodian’s obligations hereunder shall cease and terminate. If no such person shall have been designated by such date, all obligations of the Custodian hereunder shall, nevertheless, cease and terminate. The Custodian’s sole responsibility thereafter shall be to keep safely all Assets then held by it and to deliver the same to a person designated by the Owner or in accordance with the direction of a final order or judgment of a court of competent jurisdiction. The Owner may remove the Custodian at any time by giving the Custodian at least sixty (60) days’ prior written notice. Upon receipt of the identity of the successor Custodian as designated by the Owner in writing, the Custodian shall either deliver the Assets then held hereunder to the successor Custodian, less the Custodian’s fees, costs and expenses or other obligations owed to the Custodian, or hold such Assets (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid. Upon delivery of the Assets to successor Custodian, the Custodian shall have no further duties, responsibilities or obligations hereunder. 10. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflict of law principles thereof. The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any New York State or Federal Court sitting in the Borough of Manhattan in the City of New York in any proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of any such proceeding may be heard and determined in any such New York State or Federal court. The parties hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such proceeding. The parties agree that a final non-appealable judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 11. This Agreement may not be assigned or transferred by the Owner. This Agreement shall remain in full force and effect until the earlier to occur of (a) the transfer or release of all of the Assets in accordance with the written instructions of the Owner in respect thereto and (b) the transfer by the Owner of its rights and interests in the Assets. The parties hereto shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by the Custodian and the Owner. Any organization or entity into which the Custodian may be merged or converted or with which it may be consolidated, or any organization or entity resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any organization or entity succeeding to all or substantially all of the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. 12. Any delivery of physical Assets or any notices or other communications hereunder (including Proper Instructions delivered to the Custodian) shall be in writing and given at the addresses stated below, by prepaid first class mail, overnight courier or facsimile. If to the Owner: WTI Fund X, Inc. 104 La Mesa Drive, Suite 102 Portola Valley, CA 94028 Attention: Chief Financial Officer Email: jared@westerntech.com If to the Custodian: With respect to the delivery of physical Assets: Computershare Trust Company, N.A. Attn: CTSO Mail Room 1505 Energy Park Drive St. Paul, MN 55108 Ref: WTI Fund X, Inc. Email: SASCustodyteam@computershare.com For all other purposes: Computershare Trust Company, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045 Attn: Securities Custody Services Ref: WTI Fund X, Inc. Email: SASCustodyteam@computershare.com 13. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ITS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT. 14. The Owner acknowledges that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), the Custodian is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Custodian. The Owner hereby agrees that it shall provide the Custodian with such identifying information and documentation as the Custodian may request from time to time in order to enable the Custodian to comply with all applicable requirements of AML Law, including, but not limited to, the Owner’s name, physical address, tax identification number and other information that will help the Custodian to identify and verify the Owner’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. 15. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. [SIGNATURE PAGE FOLLOWS]

Executed as of the date first above written. WTI FUND X, INC., as Owner By: /s/ Jared Thear Name: Jared Thear Title: CFO CCO COMPUTERSHARE TRUST COMPANY, N.A., as Custodian By: /s/ Stephen J. Moore Name: Stephen J. Moore Title: VP

Exhibit A Authorized Signers List Each of the following named officers is authorized to act for, and bind, WTI FUND X, INC., as Owner (the “Owner”) with respect to matters concerning that certain Amended and Restated Custodial Agreement dated as of October 16, 2025, between Computershare Trust Company, N.A. and the Owner. /s/ David Wanek David Wanek President and CEO Signature Name of Officer Title 104 La Mesa Drive, Suite 102 Portola Valley, CA 94028 Business Address /s/ Maurice Werdegar Maurice Werdegar Chairman of the Board Signature Name of Officer Title 104 La Mesa Drive, Suite 102 Portola Valley, CA 94028 Business Address /s/ Jared Thear Jared Thear CFO and CCO Signature Name of Officer Title 104 La Mesa Drive, Suite 102 Portola Valley, CA 94028 Business Address /s/ Rodolfo Ruano Rodolfo Ruano Vice President Signature Name of Officer Title 104 La Mesa Drive, Suite 102 Portola Valley, CA 94028 Business Address